UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 14, 2023

1-800-FLOWERS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 200
Jericho, New York 11753
(Address of principal executive offices) (Zip Code)
(516) 237-6000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

1-800-FLOWERS.COM, Inc. (the “Company”) held its Annual Meeting of Stockholders on December 14, 2023. The stockholders considered five proposals at the meeting, each of which is described in more detail in the Proxy Statement. The matters voted upon at the meeting and the results of the votes are stated below.

1.           The following nominees for directors were elected to serve a one-year term expiring at the 2024 annual meeting of stockholders:

Nominee	For	Withheld	Broker Non-Votes

Celia R. Brown	281,090,975	8,149,740	3,936,780
James A. Cannavino	287,953,057	1,287,658	3,936,780
Dina Colombo	288,790,152	450,563	3,936,780
Eugene F. DeMark	287,829,940	1,410,775	3,936,780
Leonard J. Elmore	277,367,302	11,873,413	3,936,780
Adam Hanft	288,767,638	473,077	3,936,780
Stephanie Redish Hofmann	288,127,872	1,112,843	3,936,780
Christopher G. McCann	281,565,032	7,675,683	3,936,780
James F. McCann	280,503,042	8,737,673	3,936,780
Christina Shim	288,448,638	792,077	3,936,780
Larry Zarin	287,913,509	1,327,206	3,936,780

2.           The stockholders ratified the appointment of BDO USA, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

For	Against	Abstain	Broker Non-Votes
292,485,982	659,149	32,364	-

3.           The stockholders approved, on an advisory basis, the Company’s executive compensation for its named executive officers.

For	Against	Abstain	Broker Non-Votes
285,361,185	3,360,097	519,433	3,936,780

4.           The stockholders determined, on an advisory basis, “three years” to be the frequency for future non-binding advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
13,768,995	38,167	275,268,419	165,134

5.            The stockholders approved an amendment to the 2003 Long Term Incentive and Share Award Plan, as amended and restated as of October 15, 2020, to increase the authorized shares.

For	Against	Abstain	Broker Non-Votes
286,524,932	2,684,422	31,361	3,936,780

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, INC. By: /s/ William E. Shea William E. Shea Senior Vice President, Treasurer and Chief Financial Officer

Date: December 15, 2023